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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): March 12, 1998


                                  PENNZOIL COMPANY
               (Exact name of registrant as specified in its charter)

                                      Delaware
                   (State or other jurisdiction of incorporation)



                 1-5591                               74-1597290
        (Commission File Number)                   (I.R.S. Employer
                                                  Identification No.)

             Pennzoil Place                           77252-2967
             P. O. Box 2967                           (Zip Code)
             Houston, Texas
         (Address of principal
           executive offices)


      (Registrant's telephone number, including area code:): (713) 546-4000

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Item 5.   Other Events.

          The Company's By-laws, as amended through March 12, 1998, are contained in Exhibit 1 hereto and are incorporated herein by reference.

Item 7.   Financial Statement and Exhibits.

          (c)  Exhibits

Description

1.   By-laws of Pennzoil Company, as amended through March 12, 1998.
















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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PENNZOIL COMPANY




Date: March 12, 1998                   By: /s/ Linda F. Condit
                                          -------------------------------------
                                          Linda F. Condit
                                          Vice President & Corporate Secretary

















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